UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 15, 2020

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On November 15, 2020, the Board of Directors (the “Board”) of BeiGene, Ltd. (the “Company” or “BeiGene”) approved a preliminary proposal for the possible offering of the Company’s ordinary shares, par value $0.0001, and listing of such shares on the Science and Technology Innovation Board of the Shanghai Stock Exchange (the “STAR Market”). The proposed offering and listing (“the Proposed Issue of RMB Shares”) is expected to be completed in the first half of 2021, conditional upon and subject to, among other things, market conditions, further approval of the Board, the approval of the Shareholders at a general meeting of the Company, and necessary Regulatory Approval(s). Please see “Definitions” below for capitalized terms used but not otherwise defined herein.

The Company’s preliminary proposal for the Proposed Issue of RMB Shares is detailed as follows:

Nature of the RMB Shares
Ordinary Shares to be subscribed for in RMB by target subscriber(s), to be listed on the STAR Market and traded in RMB, forming the same class as the Hong Kong Shares.

The RMB Shares will be Ordinary Shares ranking pari passu with the existing Ordinary Shares of the Company, which are listed on the Hong Kong Stock Exchange with the same par value ($0.0001 each) and the same rights to voting, dividend and return of assets. The Company’s American Depositary Shares (the “ADSs”) are listed on the NASDAQ Global Select Market. Each ADS represents 13 Ordinary Shares.

The RMB Shares and the Hong Kong Shares will be of the same class.

Size of the Proposed Issue of RMB Shares
The RMB Shares to be issued shall not exceed 10% of the sum of the total number of issued Shares of the Company immediately prior to such issue and the issue and allotment of the RMB Shares contemplated under the Proposed Issue of RMB Shares. In compliance with the applicable laws and regulations of the PRC, an overallotment option may be granted in respect of such number of RMB Shares not exceeding 15% of that initially issued. The RMB Shares will all be new Shares, and no conversion of the existing Shares and ADSs will be involved.

The final issue size of the RMB Shares shall be negotiated and determined by the Board as authorized by the general meeting of the Company, together with the sponsor(s) and the underwriter(s) subject to the issue size registered with the relevant securities regulatory authorities, the Company’s capital needs and market conditions.

Preliminary use of proceeds	After deducting the issuance expenses, the proceeds from the Proposed Issue of RMB Shares are currently intended to be used for the principal business of the Group.
Place of listing of RMB Shares	The STAR Market.

As of the date of this Current Report, except for the preliminary proposal for the Proposed Issue of RMB Shares and other information disclosed herein, the Board does not have other plans in relation to the Proposed Issue of RMB Shares, and has not made any application to the relevant regulatory authorities in the PRC in respect of the Proposed Issue of RMB Shares.

DEFINITIONS

In this Current Report, the following terms have the following meanings unless the context otherwise requires:

“CSRC”	the China Securities Regulatory Commission
“Group”	the Company and its subsidiaries
“Hong Kong”	the Hong Kong Special Administrative Region of the PRC
“Hong Kong Shares”	the existing ordinary Shares listed on the Hong Kong Stock Exchange
“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited
“Ordinary Share(s)”	ordinary share(s) of $0.0001 each in the share capital of the Company
“PRC”	the People’s Republic of China (for the purpose of this report and for geographical reference only, excluding Hong Kong, the Macao Special Administrative Region of the People’s Republic of China and Taiwan)
“Regulatory Approval(s)”	the approval(s) or decision(s) made by the relevant regulatory authorities and governmental departments of the PRC, Hong Kong and other applicable jurisdictions (including but not limited to the CSRC, the Hong Kong Stock Exchange and the Shanghai Stock Exchange)
“RMB Shares”	the ordinary Shares to be subscribed for in RMB by target subscriber(s) in the PRC, to be listed on the STAR Market and traded in RMB
“RMB”	Renminbi, the lawful currency of the PRC
“Shareholders”	holders of the Share(s) of the Company
“Share(s)”	Ordinary Share(s) of the Company

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the possible issue of RMB Shares and listing on the STAR Market. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene's ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene's ability to achieve commercial success for its marketed products and drug candidates, if approved; BeiGene's ability to obtain and maintain protection of intellectual property for its technology and drugs; BeiGene's reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited operating history and BeiGene's ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates; the impact of the COVID-19 pandemic on BeiGene’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in BeiGene's subsequent filings with the U.S. Securities and Exchange Commission and the Hong Kong Stock Exchange. All information in this Current Report is as of the date of this report, and BeiGene undertakes no duty to update such information unless required by law.

Shareholders and potential investors should note that the preliminary proposal for the Proposed Issue of RMB Shares approved by the Board may be subject to change. Any concrete plan of the Proposed Issue of RMB Shares , if made by the Company, and the expected timing of the Proposed Issue of RMB Shares, will be subject to the further approval of the Board and the approval of the Shareholders at a general meeting of the Company, as well as the Regulatory Approvals, and thus may or may not be implemented. Shareholders and potential investors of the Company should be aware that there is no assurance that the Proposed Issue of RMB Shares will materialize or as to when it may materialize. Shareholders and potential investors of the Company are advised to exercise caution when dealing in the Share(s) of the Company.

Further announcement(s) or filings will be made by the Company in accordance with the applicable laws and regulations on any material updates and progress in connection with the Proposed Issue of RMB Shares as and when appropriate. This Current Report is for information purposes only and does not constitute any invitation or offer to acquire, purchase or subscribe for the Share(s) of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: November 16, 2020	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel